EXHIBIT 99.1

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM June 1, 2009 THROUGH June 30, 2009
FORM MOR-1
(Unaudited)
(in thousands)	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE's & Elims	Total	TER Dev.	RJE's & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.

Cash flow from Operating Activities
Net loss	$ (7,940)	$ (7,648)	$ (3,154)	$14,564	$-	$ 3,762	$(126)	$ -	$(126)	$-	$ (4,304)	$1,013	$-	$ (3,291)
	-											-		-
Record equity in subsidiaries	3,636	-	-	-	(3,636)	(3,636)	-	-	-	-	-	(4,304)	4,304	-

Net loss as adjusted	(4,304)	(7,648)	(3,154)	14,564	(3,636)	126	(126)	-	(126)	-	(4,304)	(3,291)	4,304	(3,291)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	(3,636)	-	-	-	3,636	3,636	-	-	-	-	-	4,304	(4,304)	-
Non-cash interest accretion on property tax settlement	-	(8)	(54)	(6)	-	(68)	-	-	-	-	(68)	-	-	(68)
Deferred income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	(1,013)	-	(1,013)
Depreciation	16	3,062	1,224	60	-	4,346	-	-	-	-	4,362	-	-	4,362
Amortization	-	87	-	2	-	89	-	-	-	-	89	-	-	89
Amortization of deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provisions for losses on receivables	-	3,606	177	140	-	3,923	-	-	-	-	3,923	-	-	3,923
Stock based compensation expense	98	11	3	-	-	14	-	-	-	-	112	-	-	112
Non-cash reorganization expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Valuation Allowance CRDA	-	(576)	74	(30)	-	(532)	-	-	-	-	(532)	-	-	(532)

Change in operating assets & liabilities:
Accounts receivable	(33)	1,363	(266)	376	-	1,473	-	-	-	-	1,440	-	-	1,440
Inventories	-	39	(36)	92	-	95	-	-	-	-	95	-	-	95
Other current assets	339	(1,668)	(1,192)	(1,144)	-	(4,004)	-	-	-	-	(3,665)	-	-	(3,665)
Other assets	(129)	(242)	(204)	(156)	-	(602)	-	-	-	-	(731)	-	-	(731)
Due to Affiliates	(26,749)	26,571	(190)	368	-	26,749	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	200	2,029	439	(14,402)	-	(11,934)	126	-	126	-	(11,608)	-	-	(11,608)
Accrued interest	36,534	(28,816)	(5,060)	45	-	(33,831)	-	-	-	-	2,703	-	-	2,703
Other long-term liabilities	-	-	(58)	(1)	-	(59)	-	-	-	-	(59)	-	-	(59)
Net cash provided(used) by operating activities	2,336	(2,190)	(8,297)	(92)	-	(10,579)	-	-	-	-	(8,243)	-	-	(8,243)

Cash flow from Investing Activities
Purchases of PPE	(4)	(473)	(49)	(591)	-	(1,113)	-	-	-	-	(1,117)	-	-	(1,117)
Decrease in Restricted Cash	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Purchases of CRDA investments	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Proceeds from CRDA investments	-	2,365	89	355	-	2,809	-	-	-	-	2,809	-	-	2,809
Net cash provided(used) by investing activities	(4)	1,892	40	(236)	-	1,696	-	-	-	-	1,692	-	-	1,692

Cash flows from Financing Activities
Repayment of term loan	(1,232)	-	-	-	-	-	-	-	-	-	(1,232)	-	-	(1,232)
Borrowing (Repayment) - I/C Debt	(7,831)	-	7,576	255	-	7,831	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(16)	-	-	-	(16)	-	-	-	-	(16)	-	-	(16)
Payments of deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Contributions from Parent	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Grant proceeds from CRDA	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Cash partnership distributions	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net cash provided(used) by financing activities	(9,063)	(16)	7,576	255	-	7,815	-	-	-	-	(1,248)	-	-	(1,248)

Net increase(decrease) in cash and cash equivalents	(6,731)	(314)	(681)	(73)	-	(1,068)	-	-	-	-	(7,799)	-	-	(7,799)
Cash and cash equivalents at beginning of period	14,450	27,941	17,596	12,222	-	57,759	-	-	-	-	72,209	984	-	73,193
Cash and cash equivalents at end of period	$7,719	$ 27,627	$ 16,915	$ 12,149	$-	$56,691	$ -	$ -	$ -	$-	$ 64,410	$ 984	$-	$ 65,394

Cash Disbursements(in whole dollars)	$14,741,697	$51,678,000	$15,687,876	$11,509,371		$93,616,944	$0				$93,616,944	$0		$93,616,944

NOTE: The financial statements are preliminary and are subject to review by the Company's independent accountants. The Company is currently in the process of evaluating its intangible assets and long-lived assets in accordance with Statements of Financial Accounting Standards Nos. 142 and 144. The Company expects to recognize material non-cash impairment charges as a result of its evaluation.

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 17, 2009 THROUGH June 30, 2009
FORM MOR-1
(Unaudited)
(in thousands)	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE's & Elims	Total	TER Dev.	RJE's & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.

Cash flow from Operating Activities
Net loss	$(40,691)	$ (25,262)	$ (18,730)	$13,704	$-	$(30,288)	$ (476)	$ -	$ (476)	$-	$ (71,455)	$16,797	$-	$ (54,658)
	-											-		-
Record equity in subsidiaries	(30,764)	-	-	-	30,764	30,764	-	-	-	-	-	(71,455)	71,455	-

Net loss as adjusted	(71,455)	(25,262)	(18,730)	13,704	30,764	476	(476)	-	(476)	-	(71,455)	(54,658)	71,455	(54,658)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	30,764	-	-	-	(30,764)	(30,764)	-	-	-	-	-	71,455	(71,455)	-
Non-cash interest accretion on property tax settlement	-	(37)	(234)	(26)	-	(297)	-	-	-	-	(297)	-	-	(297)
Deferred income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	(16,792)	-	(16,792)
Depreciation	57	14,802	5,551	261	-	20,614	-	-	-	-	20,671	-	-	20,671
Amortization	-	380	2	15	-	397	-	-	-	-	397	-	-	397
Amortization of deferred financing costs	62	26	13	-	-	39	-	-	-	-	101	-	-	101
Provisions for losses on receivables	-	5,806	785	864	-	7,455	-	-	-	-	7,455	-	-	7,455
Stock based compensation expense	465	51	19	-	-	70	-	-	-	-	535	-	-	535
Non-cash reorganization expense	7,581	4,567	2,284	-	-	6,851	-	-	-	-	14,432	-	-	14,432
Valuation Allowance CRDA	-	(928)	(331)	(27)	-	(1,286)	-	-	-	-	(1,286)	-	-	(1,286)

Change in operating assets & liabilities:
Accounts receivable	(74)	(3,350)	(893)	(75)	-	(4,318)	-	-	-	-	(4,392)	-	-	(4,392)
Inventories	-	(164)	71	92	-	(1)	-	-	-	-	(1)	-	-	(1)
Other current assets	(3,828)	28	1,398	252	-	1,678	-	-	-	-	(2,150)	-	-	(2,150)
Other assets	4,053	(152)	(59)	202	-	(9)	-	-	-	-	4,044	-	-	4,044
Due to Affiliates	(12,992)	13,134	399	(541)	-	12,992	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	4,619	7,919	(193)	(14,312)	-	(6,586)	239	-	239	-	(1,728)	-	-	(1,728)
Accrued interest	46,748	(8,688)	(1,562)	198	-	(10,052)	-	-	-	-	36,696	-	-	36,696
Other long-term liabilities	-	-	(254)	(4)	-	(258)	-	-	-	-	(258)	-	-	(258)
Net cash provided(used) by operating activities	6,000	8,132	(11,734)	603	-	(2,999)	(237)	-	(237)	-	2,764	5	-	2,769

Cash flow from Investing Activities
Purchases of PPE	18	(10,038)	(357)	(995)	-	(11,390)	-	-	-	-	(11,372)	-	-	(11,372)
Decrease in Restricted Cash	200	-	-	-	-	-	-	-	-	-	200	-	-	200
Purchases of CRDA investments	-	(1,479)	(621)	(521)	-	(2,621)	-	-	-	-	(2,621)	-	-	(2,621)
Proceeds from CRDA investments	-	5,008	1,882	919	-	7,809	-	-	-	-	7,809	-	-	7,809
Net cash provided(used) by investing activities	218	(6,509)	904	(597)	-	(6,202)	-	-	-	-	(5,984)	-	-	(5,984)

Cash flows from Financing Activities
Repayment of term loan	(2,464)	-	-	-	-	-	-	-	-	-	(2,464)	-	-	(2,464)
Borrowing (Repayment) - I/C Debt	(4,302)	-	7,671	(3,369)	-	4,302	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(83)	-	-	-	(83)	-	-	-	-	(83)	-	-	(83)
Contributions from Parent	(237)	-	-	-	-	-	237	-	237	-	-	-	-	-
Net cash provided(used) by financing activities	(7,003)	(83)	7,671	(3,369)	-	4,219	237	-	237	-	(2,547)	-	-	(2,547)

Net increase(decrease) in cash and cash equivalents	(785)	1,540	(3,159)	(3,363)	-	(4,982)	-	-	-	-	(5,767)	5	-	(5,762)
Cash and cash equivalents at beginning of period	8,504	26,087	20,074	15,512	-	61,673	-	-	-	-	70,177	979	-	71,156
Cash and cash equivalents at end of period	$7,719	$27,627	$16,915	$12,149	$-	$56,691	$ -	$ -	$ -	$-	$ 64,410	$ 984	$-	$ 65,394

NOTE: The financial statements are preliminary and are subject to review by the Company's independent accountants. The Company is currently in the process of evaluating its intangible assets and long-lived assets in accordance with Statements of Financial Accounting Standards Nos. 142 and 144. The Company expects to recognize material non-cash impairment charges as a result of its evaluation.

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Month Ended June 30, 2009
MOR-2Case # 09-13654 (JHW)
(Unaudited)
(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	TER INC CONSOLIDATED

REVENUES
TABLE GAMES REVENUE	$9,694	$5,580	$2,576	$-	$-	$-	$-	$17,850	$-	$-	$17,850
SLOT REVENUE	21,180	11,810	10,106	-	-	-	-	43,096	-	-	43,096
POKER REVENUE	1,450	-	-	-	-	-	-	1,450	-	-	1,450
KENO WIN	14	-	-	-	-	-	-	14	-	-	14
SIMULCAST REVENUE	57	-	-	-	-	-	-	57	-	-	57
TOTAL GAMING REVENUE	32,395	17,390	12,682	-	-	-	-	62,467	-	-	62,467

ROOMS	4,594	2,077	1,526	-	-	-	-	8,197	-	-	8,197
FOOD & BEVERAGE	4,691	2,159	1,835	-	-	-	-	8,685	-	-	8,685
ENTERTAINMENT	201	94	-	-	-	-	-	295	-	-	295
OTHER	1,685	576	776	-	-	-	-	3,037	-	-	3,037
TOTAL OTHER	11,171	4,906	4,137	-	-	-	-	20,214	-	-	20,214

GROSS REVENUE	43,566	22,296	16,819	-	-	-	-	82,681	-	-	82,681

RFB COMPS	5,662	2,515	1,946	-	-	-	-	10,123	-	-	10,123
COIN	3,560	2,254	2,126	-	-	-	-	7,940	-	-	7,940
CASH COMPS	1,153	136	38	-	-	-	-	1,327	-	-	1,327
TOTAL PROMO ALLOWANCES	10,375	4,905	4,110	-	-	-	-	19,390	-	-	19,390

NET REVENUES	33,191	17,391	12,709	-	-	-	-	63,291	-	-	63,291

EXPENSES
PAYROLL & RELATED	12,843	8,008	6,502	-	-	748	-	28,101	-	-	28,101
COST OF GOODS SOLD	1,787	640	729	-	-	-	-	3,156	-	-	3,156
PROMO EXPENSE	2,028	1,426	663	-	-	-	-	4,117	-	-	4,117
ADVERTISING	493	319	226	-	-	-	-	1,038	-	-	1,038
MARKETING/ENTERTAINMENT	1,369	505	362	-	-	-	-	2,236	-	-	2,236
GAMING TAX & REG FEES	3,165	1,871	1,458	-	-	17	-	6,511	-	-	6,511
PROPERTY TAX, RENT & INSUR	3,075	1,666	1,262	-	-	462	-	6,465	-	-	6,465
UTILITIES	1,496	667	573	-	-	9	-	2,745	-	-	2,745
PROV FOR DOUBTFUL ACCTS	3,606	177	141	-	-	-	-	3,924	-	-	3,924
GEN, ADMIN & OTHER OPER	2,495	1,514	1,188	-	126	2,517	-	7,840	-	-	7,840
TOTAL OPERATING EXPENSES	32,357	16,793	13,104	-	126	3,753	-	66,133	-	-	66,133
								`
GROSS OPERATING PROFIT	834	598	(395)	-	(126)	(3,753)	-	(2,842)	-	-	(2,842)

CRDA EXPENSE(INCOME)	(576)	74	(30)	-	-	-	-	(532)	-	-	(532)

EBITDA	1,410	524	(365)	-	(126)	(3,753)	-	(2,310)	-	-	(2,310)

DEPRECIATION & AMORTIZATION	(3,148)	(1,224)	(63)	-	-	(15)	-	(4,450)	-	-	(4,450)
INTEREST INCOME	2	71	12	9,267	-	8,471	(17,616)	207	1	-	208
INTEREST EXPENSE	(5,912)	(2,525)	(216)	(9,267)	-	(12,628)	17,616	(12,932)	-	-	(12,932)
OTHER NON-OP INC(EXP)	-	-	15,196	-	-	(15)	-	15,181	-	-	15,181
PROVISION FOR TAXES	-	-	-	-	-	-	-	-	-	-	-
NON-CONTROLLING INTEREST IN SUBS	-	-	-	-	-	-	-	-	1,012	-	1,012
NET INCOME(LOSS)	($7,648)	($3,154)	$14,564	$0	($126)	($7,940)	$0	($4,304)	$1,013	$0	($3,291)

The financial statements are preliminary and are subject to review by the Company's independent accountants. The Company is currently in the process of evaluating its intangible assets and long-lived assets in accordance with with Statements of Financial Accounting Standards (SFAS) Nos.142 and 144. The Company expects to recognize material non-cash impairment charges as a result of its evaluation.

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Period February 17 through June 30, 2009
MOR-2 Case # 09-13654 (JHW)
(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	TER INC CONSOLIDATED

REVENUES
TABLE GAMES REVENUE	$52,511	$21,657	$13,451	$ -	$ -	$ -	$ -	$87,619	$ -	$ -	$87,619
SLOT REVENUE	98,685	53,472	46,577	-	-	-	-	198,734	-	-	198,734
POKER REVENUE	6,696	-	-	-	-	-	-	6,696	-	-	6,696
KENO WIN	71	-	-	-	-	-	-	71	-	-	71
SIMULCAST REVENUE	275	-	-	-	-	-	-	275	-	-	275
TOTAL GAMING REVENUE	158,238	75,129	60,028	-	-	-	-	293,395	-	-	293,395

ROOMS	18,654	8,448	6,036	-	-	-	-	33,138	-	-	33,138
FOOD & BEVERAGE	20,339	8,619	6,918	-	-	-	-	35,876	-	-	35,876
ENTERTAINMENT	511	230	57	-	-	-	-	798	-	-	798
OTHER	7,813	2,824	3,034	-	-	-	-	13,671	-	-	13,671
TOTAL OTHER	47,317	20,121	16,045	-	-	-	-	83,483	-	-	83,483

GROSS REVENUE	205,555	95,250	76,073	-	-	-	-	376,878	-	-	376,878

RFB COMPS	25,227	11,440	8,834	-	-	-	-	45,501	-	-	45,501
COIN	18,802	10,528	9,695	-	-	-	-	39,025	-	-	39,025
CASH COMPS	6,703	596	281	-	-	-	-	7,580	-	-	7,580
TOTAL PROMO ALLOWANCES	50,732	22,564	18,810	-	-	-	-	92,106	-	-	92,106

NET REVENUES	154,823	72,686	57,263	-	-	-	-	284,772	-	-	284,772

EXPENSES
PAYROLL & RELATED	57,256	35,190	28,286	-	-	2,253	-	122,985	-	-	122,985
COST OF GOODS SOLD	7,674	2,747	2,681	-	-	-	-	13,102	-	-	13,102
PROMO EXPENSE	8,740	6,662	3,194	-	-	-	-	18,596	-	-	18,596
ADVERTISING	1,498	931	772	-	-	-	-	3,201	-	-	3,201
MARKETING/ENTERTAINMENT	6,029	2,069	1,698	-	-	-	-	9,796	-	-	9,796
GAMING TAX & REG FEES	15,632	8,337	6,831	-	-	29	-	30,829	-	-	30,829
PROPERTY TAX, RENT & INSUR	13,940	6,631	5,395	-	-	1,274	-	27,240	-	-	27,240
UTILITIES	6,696	2,904	2,534	-	-	42	-	12,176	-	-	12,176
PROV FOR DOUBTFUL ACCTS	5,806	785	866	-	-	-	-	7,457	-	-	7,457
GEN, ADMIN & OTHER OPER	11,787	6,840	5,391	-	476	10,404	-	34,898	-	-	34,898
TOTAL OPERATING EXPENSES	135,058	73,096	57,648	-	476	14,002	-	280,280	-	-	280,280

GROSS OPERATING PROFIT	19,765	(410)	(385)	-	(476)	(14,002)	-	4,492	-	-	4,492

CRDA EXPENSE(INCOME)	(929)	(331)	(26)	-	-	-	-	(1,286)	-	-	(1,286)

EBITDA	20,694	(79)	(359)	-	(476)	(14,002)	-	5,778	-	-	5,778

DEPRECIATION & AMORTIZATION	(15,182)	(5,552)	(276)	-	-	(56)	-	(21,066)	-	-	(21,066)
INTEREST INCOME	48	339	85	41,040	-	37,105	(78,015)	602	5	-	607
INTEREST EXPENSE	(26,255)	(11,154)	(942)	(41,040)	-	(56,091)	78,015	(57,467)	-	-	(57,467)
NON-CASH REORGANIZATION EXPENSE	(4,567)	(2,284)	-	-	-	(7,581)	-	(14,432)	-	-	(14,432)
OTHER NON-OPERATING EXPENSE	-	-	15,196	-	-	(66)	-	15,130	-	-	15,130
PROVISION FOR TAXES	-	-	-	-	-	-	-	-	-	-	-
NON-CONTROLLING INTEREST IN SUBS	-	-	-	-	-	-	-	-	16,792	-	16,792
NET INCOME(LOSS)	($25,262)	($18,730)	$13,704	$0	($476)	($40,691)	$0	($71,455)	$16,797	$0	($54,658)

Period to date depreciation for Trump Taj Mahal reflects an additional amount of $2,654 for the month of May, the net effect to net loss after the non-controlling interest in subs adjustment of $624, was $2,030.

The financial statements are preliminary and are subject to review by the Company's independent accountants. The Company is currently in the process of evaluating its intangible assets and long-lived assets in accordance with with Statements of Financial Accounting Standards (SFAS) Nos.142 and 144. The Company expects to recognize material non-cash impairment charges as a result of its evaluation.

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
June 30, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)
(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	June 30, 2009 TER INC CONSOLIDATED	February 16, 2009 TER INC CONSOLIDATED

CURRENT ASSETS
CASH & CASH EQUIVALENTS	$27,627	$16,915	$12,149	$0	$0	$7,719	$0	$64,410	$984	$0	$65,394	$71,156
ACCOUNTS RECEIVABLE, NET	24,400	7,637	6,313	0	0	0	0	38,350	0	0	38,350	41,896
ACCTS RECEIVABLE, OTHER	2,479	1,361	1,330	117,951	0	6,142	(123,982)	5,281	0	0	5,281	4,798
RE TAX RECEIVABLE	482	3,052	349	0	0	0	0	3,883	0	0	3,883	638
INVENTORIES	3,095	1,298	1,073	0	0	0	0	5,466	0	0	5,466	5,465
PREPAID AND OTHER	10,153	4,705	3,997	0	0	5,135	0	23,990	0	0	23,990	21,200
DEF INCOME TAXES- CURRENT	904	944	1,019	0	0	0	0	2,867	10,942	0	13,809	13,809
TOTAL CURRENT ASSETS	69,140	35,912	26,230	117,951	0	18,996	(123,982)	144,247	11,926	0	156,173	158,962

INVESTMENT IN SUBSIDIARIES	0	0	0	0	0	550,743	(550,743)	0	(52,075)	52,075	0	0
NOTES RECEIVABLE	0	0	0	1,248,969	0	1,186,133	(2,435,102)	0	0	0	0	0

PROPERTY & EQUIPMENT
LAND	196,618	95,127	105,509	0	0	1,043	0	398,297	0	0	398,297	398,296
BUILDINGS AND IMPROVEMENTS	898,471	283,615	79,953	0	0	1,645	0	1,263,684	0	0	1,263,684	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	133,014	53,731	34,509	0	0	934	0	222,188	0	0	222,188	220,351
LEASEHOLD IMPROVEMENTS	0	0	8,549	0	0	958	0	9,507	0	0	9,507	6,093
CONSTRUCTION-IN-PROCESS	1,597	1,371	154	0	100	230	0	3,452	0	0	3,452	4,006
PROPERTY AND EQUIPMENT	1,229,700	433,844	228,674	0	100	4,810	0	1,897,128	0	0	1,897,128	1,893,506
ACCUMULATED DEPRECIATION	(137,268)	(71,805)	0	0	0	(1,494)	0	(210,567)	0	0	(210,567)	(189,889)
PROPERTY AND EQUIPMENT, NET	1,092,432	362,039	228,674	0	100	3,316	0	1,686,561	0	0	1,686,561	1,703,617

RESTRICTED CASH	0	0	0	0	0	2,607	0	2,607	0	0	2,607	2,807
DEFERRED FINANCE COSTS, NET	0	0	0	0	0	0	0	0	0	0	0	14,533

LEASEHOLD INT	0	21	0	0	0	0	0	21	0	0	21	23
CUSTOMER RELATION	2,884	0	0	0	0	0	0	2,884	0	0	2,884	3,253
TRADENAMES	36,432	16,780	0	0	0	0	0	53,212	0	0	53,212	53,212
INTANGIBLES ASSETS, NET	39,316	16,801	0	0	0	0	0	56,117	0	0	56,117	56,488
RE TAX RECEIVABLE-L/T	1,530	9,642	1,103	0	0	0	0	12,275	0	0	12,275	15,863
CRDA INVESTMENTS	27,472	15,879	11,449	0	0	0	0	54,800	0	0	54,800	57,464
OTHER ASSETS, NET	5,063	1,944	3,218	0	0	10,365	0	20,590	0	0	20,590	25,630
TOTAL ASSETS	$1,234,953	$442,217	$270,674	$1,366,920	$100	$1,772,160	($3,109,827)	$1,977,197	($40,149)	$52,075	$1,989,123	$2,035,364

The financial statements are preliminary and are subject to review by the Company's independent accountants. The Company is currently in the process of evaluating its intangible assets and long-lived assets in accordance with with Statements of Financial Accounting Standards (SFAS) Nos.142 and 144. The Company expects to recognize material non-cash impairment charges as a result of its evaluation.

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
June 30, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)
(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TER INC	TER INC ELIMINATION	June 30, 2009 TER INC CONSOLIDATED	February 16, 2009 TER INC CONSOLIDATED

CURRENT LIABILITIES
ACCOUNTS PAYABLE	$11,258	$4,284	$4,621	$0	$400	$10,905	$0	$31,468	$0	$0	$31,468	$32,640
ACCRUED PAYROLL	13,150	6,824	5,705	0	0	1,112	0	26,791	0	0	26,791	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	0	0	483	0	8,348	0	0	8,348	8,248
ACCRUED INTEREST PAYABLE	8,548	4,855	2,472	117,951	0	118,376	(123,982)	128,220	0	0	128,220	91,524
DUE TO AFFILIATES	42,904	1,187	485	0	0	(44,576)	0	0	0	0	0	0
SELF INSURANCE RESERVES	7,584	4,769	3,669	0	0	0	0	16,022	0	0	16,022	14,717
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	430	0	430	0	0	430	0
OTHER ACCRUED LIABILITIES	8,506	5,686	3,448	0	0	1,287	0	18,927	0	0	18,927	12,744
OTHER CURRENT LIABILITIES	7,546	3,115	3,042	0	0	34	0	13,737	0	0	13,737	31,928
SENIOR NOTES	564,327	287,153	0	1,248,969	0	1,248,969	(2,100,449)	1,248,969	0	0	1,248,969	1,248,969
CURR MATURTIES - LONG-TERM DEBT	196	0	0	0	0	486,293	0	486,489	0	0	486,489	489,032
TOTAL CURRENT LIABILITIES	667,489	320,257	25,453	1,366,920	400	1,823,313	(2,224,431)	1,979,401	0	0	1,979,401	1,954,036

INTERCOMPANY DEBT	250,000	60,222	24,431	0	0	0	(334,653)	0	0	0	0	0
OTHER L/T DEBT	5,823	0	0	0	0	0	0	5,823	0	0	5,823	5,826
TOTAL LONG-TERM DEBT	255,823	60,222	24,431	0	0	0	(334,653)	5,823	0	0	5,823	5,826

DEFERRED INCOME TAXES	13,440	2,854	1,019	0	0	0	0	17,313	50,050	0	67,363	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	0	697	0	12,809	0	0	12,809	12,809
OTHER LONG-TERM LIABILITIES	0	13,679	22	0	0	225	0	13,926	0	0	13,926	14,184
TOTAL LIABILITIES	942,568	400,369	53,864	1,366,920	400	1,824,235	(2,559,084)	2,029,272	50,050	0	2,079,322	2,054,219

STOCKHOLDERS' EQUITY
COMMON STOCK	0	0	0	0	0	0	0	0	32	0	32	32
NONCONTROLLING INTEREST IN SUBSIDIARIES	0	0	0	0	0	0	0	0	(16,412)	0	(16,412)	683
CAPITAL IN EXCESS OF PAR	371,501	146,289	422,272	0	11,434	604,209	(951,496)	604,209	467,243	(604,209)	467,243	466,835
RETAINED EARNINGS (DEFICIT)	(79,116)	(104,441)	(205,462)	0	(11,734)	(656,284)	400,753	(656,284)	(541,062)	656,284	(541,062)	(486,405)
STOCKHOLDERS' EQUITY	292,385	41,848	216,810	0	(300)	(52,075)	(550,743)	(52,075)	(90,199)	52,075	(90,199)	(18,855)

TOTAL LIABILITIES AND S/H EQUITY	$1,234,953	$442,217	$270,674	$1,366,920	$100	$1,772,160	($3,109,827)	$1,977,197	($40,149)	$52,075	$1,989,123	$2,035,364

The financial statements are preliminary and are subject to review by the Company's independent accountants. The Company is currently in the process of evaluating its intangible assets and long-lived assets in accordance with with Statements of Financial Accounting Standards (SFAS) Nos.142 and 144. The Company expects to recognize material non-cash impairment charges as a result of its evaluation.

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4
AS OF June 30, 2009
(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Total

TER Holdings, LP	$2,393	$1,543	$1,384	$1,084	$4,501	$10,905

Trump Taj Mahal	9,155	51	463	434	1,155	11,258

Trump Plaza	3,492	300	(74)	2	564	4,284

Trump Marina	3,480	516	31	(15)	609	4,621

TER Development	126	126	143	5	0	400

Total	$18,646	$2,536	$1,947	$1,510	$6,829	$31,468

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING – FORM MOR-5
AS OF June 30, 2009
(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	Allowance for Doubtful Accounts	Total

TER Holdings, LP	$47	$0	$42	$22		$111

Trump Taj Mahal	17,277	3,498	1,107	33,364	(27,885)	27,361

Trump Plaza	5,394	997	288	11,227	(5,856)	12,050

Trump Marina	4,216	725	99	6,728	(3,776)	7,992

Total	$26,934	$5,220	$1,536	$51,341	($37,517)	$47,514